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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) August 1, 2005

                                -----------------

                                    Citicorp
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             (Exact name of registrant as specified in its charter)

        Delaware               1-5738                06-1515595
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     (State or other         (Commission           (IRS Employer
     jurisdiction of         File Number)        Identification No.)
     incorporation)

                    399 Park Avenue, New York, New York 10043
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               (Address of principal executive offices) (Zip Code)

                                 (212) 559-1000
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))
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                                    Citicorp
                           Current Report on Form 8-K

ITEM 8.01 OTHER EVENTS.

      On August 1, 2005, Citigroup Inc. issued a press release announcing that it has completed the merger of its two intermediate bank holding companies, Citigroup Holdings Company and Citicorp, into Citigroup. As a result of this merger, Citigroup will assume all existing indebtedness and outstanding guarantees of Citicorp, and Citicorp will no longer file periodic reports with the Securities and Exchange Commission.

      A copy of the above-referenced press release is being filed as Exhibit
99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

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

      Exhibit Number

            99.1                    Press Release, dated August 1, 2005, issued by Citigroup Inc.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 1, 2005               CITICORP


                                    By: /s/  John R. Dye
                                        -------------------------
                                    Name: John R. Dye
                                    Title: Assistant Secretary
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                                  EXHIBIT INDEX
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

      Exhibit Number

            99.1       Press Release, dated August 1, 2005, issued by Citigroup Inc.
